UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

Reliability Incorporated

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

22 Baltimore Road

Rockville, Maryland 20850

(Address of principal executive offices) (Zip Code)

(202) 965-1100

(Registrant’s telephone number, including area code)

53 Forest Avenue, First Floor

Old Greenwich, Connecticut

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On November 20, 2019, Maslow Media Group, Inc., a Virginia corporation (the “Purchaser”), a wholly owned subsidiary of Reliability Incorporated, a Texas corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), to be effective on December 1, 2019, with Vivos Holdings Inc., a Delaware Corporation (the “Seller”).

Pursuant to the Purchase Agreement, the Purchaser agreed to Purchase from the Seller, certain assets, properties, and rights of the Seller related to full service software quality management and testing solutions constituting Intelligent Quality Solutions Inc., as further described in the Purchase Agreement (referred to herein together as “IQS” or the “Transferred Assets”).

Intelligent Quality Solutions, Inc. or “IQS” was founded in 2005 as an IT consulting company focusing exclusively on staff augmentation in support of client software testing needs. IQS has since evolved into a full service Software Quality Management solutions provider, offering a wide range of Quality Management services.

The Transferred Assets more specifically consist of the following: (i) working capital required to run the business of IQS (ii) all information exclusively related to the customers of IQS, including customer agreements, customer contact and account information, historical data for each customer including work logs, project notes, revenue, and refunds or adjustments; (iii) a list containing the business name, contact name, business postal mailing address, telephone number and email contact address of each customer that previously used or presently uses IQS; (iv) the Seller’s IQS customer lists, lists or reports of agreements related exclusively to IQS and financial data related exclusively to IQS; (v) the registered trademarks and service marks, trademark and service mark applications, common law trademarks and service marks, logos, tag lines, Internet domains, URLs, domain names, and naming rights associated exclusively with IQS; (vi) IQS marketing collateral in published, electronic, digital or other form, which is deemed current and is in use prior to December 5, 2019 (the “Closing Date” of the Purchase Agreement); (vii) fixed assets such as computers, servers and office furniture which are used by IQS personnel; (viii) any other assets material to the operation of IQS or which Seller exclusively uses for IQS, including but not limited to customer and prospect databases; (ix) the lease(s) for the premises from which the principal business of IQS are provided, and the furniture therein; (x) normal and customary accounts receivable from customers of IQS and certain accounts payable applicable to the cost of revenue to vendors other than vendors who are creditors pursuant to any type of commercial factoring agreement and (xi) with respect to customers of IQS, any other information which, while not exclusively related to a customer of IQS, the Seller would in good faith believe a reasonable purchaser would or should want to know about an IQS customer.

Not included in the Transferred Assets, are the following: (i) employment agreements between IQS and its employees, agents and consultants; (ii) any assets used in the business of the Seller as currently conducted that do not relate to IQS; (iii) any credit card debt or unpaid expenses from prior periods; (iv) any accounts payable not attributable to cost of revenue or debt incurred by operation of IQS and (v) any debt prior to the Closing Date of the Purchase Agreement which arises from a factoring agreement.

Pursuant to the Purchase Agreement, the Purchaser agreed to pay the Seller in exchange for the Transferred Assets, an amount equal to 4.5 times the trailing twelve months (“TTM”) of EBITDA generated by the Transferred Assets as of the month end prior to the Closing Date, or October 31, 2019, reduced by a working capital shortfall adjustment, if any, as further described in the Purchase Agreement, which totaled as of the date of the Purchase Agreement, $1,417,717 (collectively, this amount is hereafter referred to as the “Purchase Price”), with such Purchase Price to be applied, at closing to reduce the existing debt owed by Vivos Holdings, LLC, a Virginia limited liability company (“VHLLC”), to the Purchaser. The Purchase Price may be increased or decreased, depending upon the valuation of the TTM EBITDA as confirmed by an independent valuation expert, and an appraisal of the Transferred Assets, as determined by the same independent valuation expert.

Pursuant to the Purchase Agreement, the Purchaser will not assume any liabilities, other than liabilities arising after the date execution of the Purchase Agreement in connection with any of the Transferred Assets, including but not limited to accounts payable applicable to cost of revenue.

Pursuant to the Purchase Agreement, the Seller agreed to provide engineering, accounting or other reasonable assistance to the extent that is reasonably necessary to transfer the Transferred Assets to Purchaser and continue to provide and pay for the server hosting and bandwidth necessary to operate the IQS business in the manner in which it has been operating, for a period from closing of the Purchase Agreement until December 31, 2019.

The Purchase Agreement includes customary representations, warranties and covenants by the respective parties.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

There can be no assurance that the Purchase Agreement will close as planned, or at all.

Item 7.01. Regulation FD Disclosure.

On November 22, 2019, the Company issued a press release announcing the Purchase Agreement (the “Press Release”).

A copy of the Press Release is attached hereto as Exhibit 99.1. The information contained in the websites in the Press Release is not a part of this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Asset Purchase Agreement Maslow Media Group, Inc., and Vivos Holdings, Inc. dated November 20, 2019.*

99.1	Press Release of the Registrant dated November 22, 2019.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED (Registrant)

DATE: November 22, 2019		/s/ Nick Tsahalis
	By:	Nick Tsahalis
	Its:	President